UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23084

Series Portfolios Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Ryan Roell, President
Series Portfolios Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 6th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 516-1709
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2023

Date of reporting period: February 28, 2023

Item 1. Reports to Stockholders.

(a)

Panagram BBB-B CLO ETF

Ticker Symbol:  CLOZ

Semi-Annual Report
February 28, 2023

PANAGRAM BBB-B CLO ETF

Dear Shareholders,

This initial shareholder letter is designed to provide a report of the activities of Panagram BBB-B CLO ETF (NYSE: CLOZ) (the “Fund”).

The Fund launched on January 24, 2023, and we are excited to be building a high-quality portfolio of debt instruments. The Fund is an actively managed exchange-traded fund (“ETF”) seeking income and capital preservation by investing primarily in BBB and BB rated collateralized loan obligations (“CLOs”). Historically these types of bonds have been available only to institutional investors. The Fund offers exposure to CLOs to the broader market.

The Fund is advised by Panagram Structured Asset Management, LLC (the “Adviser” or “Panagram”). A main part of Panagram’s mission is to bring CLOs to retail investors in a diversified, high-quality, and low-cost way.

We believe CLOs can be a good addition to a diversified portfolio because:

•	CLOs are backed by diverse portfolios of first lien, senior secured corporate debt
•
CLOs are floating rate instruments that pay a spread over a benchmark rate, such as London Interbank Offered Rate (“LIBOR”) or Secured Overnight Financing Rate (“SOFR”). As of February 28, 2023, the Fund’s portfolio had a weighted average coupon of 10.36%

•	CLOs have low historical default rates
•	CLOs have low correlation to public debt and equity markets

1.	Yield as defined here refers to the indices mentioned. One cannot invest directly in an index.
2.
Sources: ICE BofA BBB US Corporate Index (C0A4): ICE BofA BBB US Corporate Index is a subset of ICE BofA US Corporate Index including all securities rated BBB1 through BBB3, inclusive. Inception date: December 16, 1988; ICE BofA BB US High Yield Index (H0A1): ICE BofA BB US High Yield Index is a subset of ICE BofA US High Yield Index including all securities rated BB1 through BB3, inclusive. Inception date: December 16, 1996; J.P. Morgan CLOIE BBB Index; J.P. Morgan CLOIE BB Index (2/28/2023)

3.	Sources: S&P Global – “2021 Annual Global Corporate Default and Rating Transition Study” (4/13/2022); S&P Global – “U.S. BSL CLO and Leveraged Finance Quarterly: Is Winter Coming?” (11/4/2022)
4.
Source: Citi Research – “Cross Asset Correlation” (12/31/2022). Based on data between January 2013 and December 2022. Correlation: A statistical measure associating two variables in relation to one another. This measure is often utilized and connected with diversification and risk mitigation of/for comparable variables. Public Equity: S&P 500 stocks. Public IG Credit: Investment grade bonds.

Past performance is not indicative of, or a guarantee of, future results. The information shown here is for background purposes only.

PANAGRAM BBB-B CLO ETF

Given their floating rate nature, CLOs can offer attractive yields in a rising interest rate environment.

As of February 28, 2023, the Fund’s assets under management were $68 million. The Fund was invested in approximately 38% BBBs, 49% BBs, and 13% cash and cash equivalents. The cash balance was slightly higher as a percentage of the portfolio compared to what we anticipate it will be once the portfolio is fully ramped. Even though we were ramping up the portfolio during this initial period, the Fund still outperformed its benchmark, the J.P. Morgan CLO High Quality Mezzanine Index, by three basis points. From inception through February 28, 2023, the Fund had a return of 1.15%, compared to the benchmark return of 1.12% for the same period.

We appreciate the confidence that our shareholders have shown in us, and we will continue to work hard to ensure that we deliver strong returns.

We are committed to providing our shareholders with regular updates on our performance and our investment strategy. We believe that transparency and communication are essential to building trust and confidence with our shareholders.

Thank you for your continued support, and we look forward to updating you on our progress.

Sincerely,

John E. Kim	Timothy P. Wickstrom Jr.
Portfolio Manager	Portfolio Manager

DISCLOSURES

This report must be preceded or accompanied by a prospectus.

Credit quality ratings are based on an average of Moody’s, S&P, and Fitch. Credit rating agencies are organizations that provide an assessment of the creditworthiness of a company or a financial instrument. Ratings and portfolio credit quality may change over time. A triple-A (AAA) is the highest credit quality, and C or D (depending on the agency issuing the rating) is the lowest or junk quality.

Important Risks

The risks of investing in CLO securities include both the credit risk associated with the underlying loans combined with the risks associated with the CLO structure governing the priority of payments (and any legal and counterparty risk associated with carrying out the priority of payments). This Fund intends to invest primarily in BBB and BB rated tranches (or equivalent ratings by a NRSRO); however, these ratings do not constitute a guarantee of credit quality and it’s possible that under stressed market environments these tranches could experience substantial losses due to actual defaults, write-downs of the equity or other subordinated tranches, increased sensitivity to defaults due to collateral default and impairment of subordinate tranches, market anticipation of defaults, and general market aversion to CLO securities as an asset class.

Subordinated (i.e., mezzanine) CLO tranches are subject to higher credit risk and liquidity risk relative to more senior CLO tranches. The Fund is expected to have significant exposure to below investment grade CLO tranches

PANAGRAM BBB-B CLO ETF

(up to 70% of its total assets). To the extent a CLO or its underlying loans experience default or are having difficulty making principal and/or interest payments, subordinate CLO tranches will be more likely to experience adverse impacts, and such impacts will be more severe, relative to more senior or higher-rated CLO securities, which in turn will adversely affect the performance of the Fund. Under certain circumstances, no payment of interest or principal can be made to a holder of a mezzanine CLO tranche until the interest or principal payments have been made in full to holders of the senior tranches.

Distributor: Quasar Distributors, LLC

PANAGRAM BBB-B CLO ETF

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. Investors may obtain performance data current to the most recent month-end by calling 800-617-0004.

Rates of Return (%) – As of February 28, 2023

Since Inception(1)
Panagram BBB-B CLO ETF – NAV	1.15%
Panagram BBB-B CLO ETF – Market	2.20%
J.P. Morgan CLO High Quality Mezzanine Index(2)	1.12%

(1)	Inception date of the Fund was January 23, 2023.
(2)
The J.P. Morgan CLO High Quality Mezzanine Index is designed to track the performance of broadly-syndicated, arbitrage US CLO debt from high-quality mezzanine tranches in the flagship J.P. Morgan CLO Index (“CLOIE”), representing 90% BBB’s and 10% BB/B’s.

PANAGRAM BBB-B CLO ETF

Expense Example (Unaudited)
February 28, 2023

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including broker commissions on the purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the Hypothetical Example for Comparison Purposes is useful in comparing ongoing costs only and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

				Expenses Paid
	Annualized Net	Beginning	Ending	During Period(1)
	Expense Ratio	Account Value	Account Value	(1/23/2023 to
Panagram BBB-B CLO ETF	(2/28/2023)	(1/23/2023)	(2/28/2023)	2/28/2023)
Actual(2)	0.50%	$1,000.00	$1,011.50	$0.50
Hypothetical (5% annual return before expenses)	0.50%	$1,000.00	$1,004.44	$0.49

(1)	Expenses are equal to the Fund’s annualized expense ratio for the period multiplied by the average account value over the period, multiplied by 36/365 to reflect the period since inception.
(2)	Based on the actual NAV returns for the period since inception from January 23, 2023 through February 28, 2023, of 1.15%.

PANAGRAM BBB-B CLO ETF

Allocation of Portfolio(1) (% of Investments) (Unaudited)
February 28, 2023

Top 10 Holdings(1) (% of Investments) (Unaudited)
February 28, 2023

Bain Capital Credit CLO 2022-6 Ltd.,
Series 2022-6A E, 13.403%, 10/22/2035	4.01%
Octagon 62 Ltd., Series 2022-1A E, 12.313%, 1/20/2036	3.95%
Carlyle US CLO 2022-5 Ltd.,
Series 2022-5A E, 13.118%, 10/15/2035	3.87%
Neuberger Berman Loan Advisers CLO 37 Ltd.,
Series 2020-37A ER, 10.558%, 7/20/2031	3.26%
AGL CLO 23 Ltd., Series 2022-23A E, 13.331%, 1/20/2036	3.24%
Dryden 112 CLO Ltd., Series 2022-112A D, 9.781%, 8/15/2034	3.21%
Benefit Street Partners CLO XXIX,
Series 2022-29A E, 12.391%, 1/25/2036	3.18%
Barings CLO Ltd. 2019-IV, Series 2019-4A E, 12.182%, 1/15/2033	3.02%
RR 14 Ltd., Series 2021-14A C, 7.692% , 4/15/2036	3.00%
CIFC Funding 2021-VI Ltd., Series 2021-6A D, 7.892%, 10/15/2034	2.99%

(1)	Fund holdings are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Money Market Funds are not included in the Top 10 holdings.

PANAGRAM BBB-B CLO ETF

Schedule of Investments (Unaudited)
February 28, 2023

	Principal
	Amount	Value
COLLATERALIZED LOAN OBLIGATIONS – 79.69% (a)

Bermuda – 0.37%
OHA Credit Funding 13 Ltd.
Series 2022-13A D, 8.250% (TSFR3M + 5.190%), 7/20/2035 (b)	$250,000	$250,121

Cayman Islands – 61.27%
AGL CLO 10 Ltd.
Series 2021-10A E, 10.792% (3 Month LIBOR USD + 6.000%), 4/15/2034 (b)	1,250,000	1,125,921
AGL CLO 17 Ltd.
Series 2022-17A D, 7.753% (TSFR3M + 3.100%), 1/21/2035 (b)	1,500,000	1,428,070
AGL CLO 23 Ltd.
Series 2022-23A E, 13.331% (TSFR3M + 8.750%), 1/20/2036 (b)	2,000,000	2,016,284
Aimco CLO 15 Ltd.
Series 2021-15A E, 10.742% (3 Month LIBOR USD + 5.950%), 10/17/2034 (b)	250,000	224,172
Apidos CLO XXXVI
Series 2021-36A D, 7.708% (3 Month LIBOR USD + 2.900%), 7/20/2034 (b)	1,000,000	929,033
Bain Capital Credit CLO 2020-4 Ltd.
Series 2020-4A E, 12.758% (3 Month LIBOR USD + 7.950%), 10/20/2033 (b)	1,850,000	1,817,568
Bain Capital Credit CLO 2021-3 Ltd.
Series 2021-3A E, 11.316% (3 Month LIBOR USD + 6.500%), 7/24/2034 (b)	250,000	223,380
Bain Capital Credit CLO 2021-7 Ltd.
Series 2021-7A D, 8.065% (3 Month LIBOR USD + 3.250%), 1/22/2035 (b)	1,000,000	921,080
Ballyrock CLO 15 Ltd.
Series 2021-1A D, 11.012% (3 Month LIBOR USD + 6.220%), 4/15/2034 (b)	1,000,000	894,300
Barings CLO Ltd. 2019-IV
Series 2019-4A E, 12.182% (3 Month LIBOR USD + 7.390%), 1/15/2033 (b)	2,000,000	1,882,576
Barings CLO Ltd. 2020-IV
Series 2020-4A D2, 10.308% (3 Month LIBOR USD + 5.500%), 1/20/2032 (b)	1,000,000	977,501
Barings CLO Ltd. 2021-I
Series 2021-1A D, 7.718% (3 Month LIBOR USD + 2.900%), 4/25/2034 (b)	1,000,000	919,949
Benefit Street Partners CLO XIX Ltd.
Series 2019-19A D, 8.592% (3 Month LIBOR USD + 3.800%), 1/15/2033 (b)	1,500,000	1,430,264
Bethpage Park CLO Ltd.
Series 2021-1A D, 7.742% (3 Month LIBOR USD + 2.950%), 10/15/2036 (b)	2,000,000	1,853,196
Carlyle US CLO 2020-2 Ltd.
Series 2020-2A DR, 11.518% (3 Month LIBOR USD + 6.700%), 1/25/2035 (b)	2,064,420	1,862,107
Carlyle US CLO 2021-4 Ltd.
Series 2021-4A E, 11.408% (3 Month LIBOR USD + 6.600%), 4/20/2034 (b)	1,000,000	938,064
Carlyle US CLO 2021-5 Ltd.
Series 2021-5A E, 11.058% (3 Month LIBOR USD + 6.250%), 7/20/2034 (b)	1,500,000	1,352,340
Carlyle US CLO 2022-5 Ltd.
Series 2022-5A E, 13.118% (TSFR3M + 8.460%), 10/15/2035 (b)	2,400,000	2,408,666

The accompanying notes are an integral part of these financial statements.

PANAGRAM BBB-B CLO ETF

Schedule of Investments (Unaudited) – Continued
February 28, 2023

	Principal
	Amount	Value
Cayman Islands – 61.27% (Continued)
CIFC Funding 2021-VI Ltd.
Series 2021-6A D, 7.892% (3 Month LIBOR USD + 3.100%), 10/15/2034 (b)	$2,000,000	$1,865,340
Dryden 87 CLO Ltd.
Series 2021-87A D, 7.865% (3 Month LIBOR USD + 2.950%), 5/20/2034 (b)	1,000,000	917,492
Goldentree Loan Management US CLO 3 Ltd.
Series 2018-3A D, 7.658% (3 Month LIBOR USD + 2.850%), 4/20/2030 (b)	1,500,000	1,417,301
KKR CLO 41 Ltd.
Series 2022-41A D, 7.882% (TSFR3M + 3.250%), 4/15/2035 (b)	1,000,000	902,832
Series 2022-41A E, 11.332% (TSFR3M + 6.700%), 4/15/2035 (b)	250,000	227,196
Madison Park Funding LV Ltd.
Series 2022-55A E, 12.802% (TSFR3M + 8.170%), 7/18/2035 (b)	190,034	188,695
Madison Park Funding XLVI Ltd.
Series 2020-46A ER, 11.042%
(3 Month LIBOR USD + 6.250%), 10/15/2034 (b)	250,000	228,464
Myers Park CLO Ltd.
Series 2018-1A D, 7.858% (3 Month LIBOR USD + 3.050%), 10/20/2030 (b)	1,000,000	946,700
Neuberger Berman Loan Advisers CLO 32 Ltd.
Series 2019-32A ER, 10.898% (3 Month LIBOR USD + 6.100%), 1/20/2032 (b)	850,000	766,360
Neuberger Berman Loan Advisers CLO 37 Ltd.
Series 2020-37A ER, 10.558% (3 Month LIBOR USD + 5.750%), 7/20/2031 (b)	2,250,000	2,027,475
Octagon 62 Ltd.
Series 2022-1A E, 12.313% (TSFR3M + 7.750%), 1/20/2036 (b)	2,500,000	2,458,835
OHA Loan Funding 2015-1 Ltd.
Series 2015-1A ER3, 11.448%
(3 Month LIBOR USD + 6.650%), 1/19/2037 (b)	540,000	494,437
Palmer Square CLO 2021-1 Ltd.
Series 2021-1A C, 7.508% (3 Month LIBOR USD + 2.700%), 4/20/2034 (b)	1,000,000	936,035
Rad CLO 15 Ltd.
Series 2021-15A D, 7.858% (3 Month LIBOR USD + 3.050%), 1/20/2034 (b)	1,000,000	921,133
RR 14 Ltd.
Series 2021-14A C, 7.692% (3 Month LIBOR USD + 2.900%), 4/15/2036 (b)	2,000,000	1,871,010
RR15 Ltd.
Series 2021-15A C, 7.692% (3 Month LIBOR USD + 2.900%), 4/15/2036 (b)	1,000,000	919,555
Sixth Street CLO XVI Ltd.
Series 2020-16A E, 12.128% (3 Month LIBOR USD + 7.320%), 10/20/2032 (b)	530,870	510,378
TICP CLO V 2016-1 Ltd.
Series 2016-5A DR, 7.942% (3 Month LIBOR USD + 3.150%), 7/17/2031 (b)	1,000,000	951,803
		41,755,512

The accompanying notes are an integral part of these financial statements.

PANAGRAM BBB-B CLO ETF

Schedule of Investments (Unaudited) – Continued
February 28, 2023

	Principal
	Amount	Value
Jersey – 16.04%
AGL CLO 21 Ltd.
Series 2022-21A E, 13.289% (TSFR3M + 8.620%), 7/27/2035 (b)	$1,000,000	$1,004,388
Apidos CLO XL Ltd.
Series 2022-40A E, 12.348% (TSFR3M + 7.690%), 7/15/2035 (b)	1,000,000	982,425
Bain Capital Credit CLO 2022-6 Ltd.
Series 2022-6A E, 13.403% (TSFR3M + 8.750%), 10/22/2035 (b)	2,500,000	2,500,585
Benefit Street Partners CLO XXIX
Series 2022-29A E, 12.391% (TSFR3M + 7.810%), 1/25/2036 (b)	2,000,000	1,982,822
Dryden 112 CLO Ltd.
Series 2022-112A D, 9.781% (TSFR3M + 5.020%), 8/15/2034 (b)	2,000,000	1,999,322
Neuberger Berman Loan Advisers CLO 49 Ltd.
Series 2022-49A E, 11.659% (TSFR3M + 7.000%), 7/25/2034 (b)	1,000,000	955,617
Valley Stream Park CLO Ltd.
Series 2022-1A D, 9.781% (TSFR3M + 5.710%), 10/20/2034 (b)	1,500,000	1,509,700
		10,934,859
United States – 2.01%
AIG CLO 2019-2 Ltd.
Series 2019-2X ER, 11.218% (3 Month LIBOR USD + 6.400%), 10/25/2033	1,500,000	1,373,550
Total Collateralized Loan Obligations
(Cost $54,848,960)		54,314,042

	Shares
SHORT-TERM INVESTMENT – 11.70%
Money Market Fund – 11.70%
First American Treasury Obligations Fund, Class X, 4.48% (c)	7,970,369	7,970,369
Total Short-Term Investment
(Cost 7,970,369)		7,970,369
Total Investments – 91.39%
(Cost $62,819,329)		62,284,411
Other Assets In Excess of Liabilities – 8.61%		5,870,441
Net Assets – 100.00%		$68,154,852

LIBOR – London Interbank Offered Rate
TSFR3M – Term Secured Overnight Financing Rate 3 Month
(a)	Variable rate securities. The coupon is based on a reference index and spread. The rate reported is the rate in effect as of February 28, 2023.
(b)
Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities maybe resold in transactions exempt from registration to qualified institutional investors. The value of these securities total $52,940,492, which represents 77.68% of total net assets.

(c)	The rate quoted is the annualized seven-day effective yield as of February 28, 2023.

The accompanying notes are an integral part of these financial statements.

PANAGRAM BBB-B CLO ETF

Statement of Assets and Liabilities (Unaudited)
February 28, 2023

ASSETS:
Investments, at value (Cost $62,819,329)	$62,284,411
Interest receivable	793,990
Receivable for capital shares sold	5,094,637
Total assets	68,173,038

LIABILITIES:
Payable to Adviser	18,186
Total liabilities	18,186

NET ASSETS	$68,154,852

NET ASSETS CONSIST OF:
Paid-in capital	$68,384,759
Total accumulated loss	(229,907)
Total net assets	$68,154,852

Net assets	$68,154,852
Shares issued and outstanding(1)	2,700,000
Net asset value	$25.24

(1)	Unlimited shares authorized without par value.

The accompanying notes are an integral part of these financial statements.

PANAGRAM BBB-B CLO ETF

Statement of Operations (Unaudited)
For the Period Ended February 28, 2023(1)

INVESTMENT INCOME:
Interest income	$396,622
Total investment income	396,622

EXPENSES:
Investment advisory fees (See Note 3)	19,079
Total expenses	19,079
NET INVESTMENT INCOME	377,543

REALIZED AND CHANGE IN UNREALIZED LOSS ON INVESTMENTS:
Net realized gain on:
Investments	—
Net realized gain	—
Net change in unrealized depreciation on:
Investments	(534,918)
Net change in unrealized depreciation	(534,918)
Net realized and change in unrealized loss on investments	(534,918)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(157,375)

(1)	Inception date of the Fund was January 23, 2023.

The accompanying notes are an integral part of these financial statements.

PANAGRAM BBB-B CLO ETF

Statement of Changes in Net Assets

For the Period
Inception through
February 28, 2023
(Unaudited)(1)
OPERATIONS:
Net investment income	$377,543
Change in net unrealized depreciation on investments	(534,918)
Net decrease in net assets resulting from operations	(157,375)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings (See Note 4)	(72,532)
Total distributions to shareholders	(72,532)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	68,112,310
Transaction fees	272,449
Net increase in net assets resulting from capital share transactions(2)	68,384,759

NET INCREASE IN NET ASSETS	68,154,852

NET ASSETS:
Beginning of period	—
End of period	$68,154,852

(1)	Inception date of the Fund was January 23, 2023.
(2)	A summary of capital share transactions is as follows:

	For the Period Inception through
	February 28, 2023
	(Unaudited)(1)
SHARE TRANSACTIONS:	Shares	Amount
Issued	2,700,000	$68,384,759
Net increase in shares outstanding	2,700,000	$68,384,759

The accompanying notes are an integral part of these financial statements.

PANAGRAM BBB-B CLO ETF

Financial Highlights

	For the Period
	Inception through
	February 28, 2023(1)
	(Unaudited)
PER SHARE DATA:(2)
Net asset value, beginning of period	$25.00

INVESTMENT OPERATIONS:
Net investment income(3)	0.25
Net realized and unrealized loss on investments	(0.14	)(4)
Total from investment operations	0.11

LESS DISTRIBUTIONS:
From net investment income	(0.05)
Total distributions paid	(0.05)

CAPITAL SHARE TRANSACTIONS:
Transaction fees (see Note 6)	0.18
Total transaction fees	0.18
Net Asset Value, end of period	$25.24

Total return, at NAV(5)	1.15	%(6)
Total return, at Market(5)	2.20	%(6)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$68,155

Ratio of expenses to average net assets	0.50	%(7)
Ratio of net investment income to average net assets	9.89	%(7)
Portfolio turnover rate(8)(9)	0%

(1)	Inception date of the Fund was January 23, 2023.
(2)	For a Fund share outstanding for the entire period.
(3)	Calculated based on average shares outstanding during the period.
(4)	Due to timing of capital share transactions, the per share amount of net realized and unrealized gain (loss) on investments varies from the amounts shown in the Statement of Operations.
(5)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(6)	Not annualized for periods less than one year.
(7)	Annualized for periods less than one year.
(8)	Excludes in-kind transactions associated with creations of the Fund.
(9)
The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments and securities sold short). The denominator includes the average fair value of long positions throughout the period.

The accompanying notes are an integral part of these financial statements.

PANAGRAM BBB-B CLO ETF

Notes to the Financial Statements (Unaudited)
February 28, 2023

1.  ORGANIZATION

Series Portfolios Trust (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated July 27, 2015. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Panagram BBB-B CLO ETF (the “Fund”) is a non-diversified series with its own investment objectives and policies within the Trust. The Fund’s investment objective is to generate current income, with a secondary objective of capital preservation. The Fund, under normal conditions, will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in collateralized loan obligations (“CLOs”) that are rated at, at the time of purchase, between BBB+ and B- or an equivalent rating by a nationally recognized statistical rating organization (“NRSRO”) (or, if unrated, securities deemed by Panagram Structured Asset Management, LLC (the “Adviser” or “Panagram”) to be of comparable quality). CLOs are structured products with a “long-only” investment strategy (i.e., a strategy that does not include short positions) that issue multiple tranches of asset-backed securities. CLOs are collateralized by a pool of loans, which may include, among others, senior secured loans, senior unsecured loans, and subordinate corporate loans.

The Fund’s inception was on January 23, 2023. The Fund’s investment Adviser is responsible for providing management oversight, investment advisory services, day-to-day management of the Fund’s assets, as well as compliance, sales, marketing, and operations services to the Fund. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) Topic 946 Financial Services – Investment Companies. The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A.  Investment Valuation – The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Fixed income securities, including short-term debt instruments having a maturity of less than 60 days, are valued, at the evaluated mean price between the bid and asked prices in accordance with prices supplied by an approved Pricing Service. Pricing Services may use various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. In the absence of a price from a Pricing Service, Fair Value will be determined. These securities are categorized in Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds), other than exchange traded funds, are valued at their reported net asset values (“NAV”). To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of the portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

PANAGRAM BBB-B CLO ETF

Notes to the Financial Statements (Unaudited) – Continued
February 28, 2023

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of February 28, 2023:

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
Collateralized Loan Obligations	$—	$54,314,042	$—	$54,314,042
Short-Term Investments	7,970,369	—	—	7,970,369
Total	$7,970,369	$54,314,042	$—	$62,284,411

As of the period ended February 28, 2023, the Fund did not hold any Level 3 securities, nor were there any transfers into or out of Level 3.

B.  Cash and Cash Equivalents – The Fund considers highly liquid short-term fixed income investments purchased with an original maturity of less than three months and money market funds to be cash equivalents. Cash equivalents are included in short term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities. Temporary cash overdrafts are reported as payable to the custodian.

C.  Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

D.  Security Transactions, Income and Expenses – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding

PANAGRAM BBB-B CLO ETF

Notes to the Financial Statements (Unaudited) – Continued
February 28, 2023

of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities. Interest income is accounted for on the accrual basis and includes amortization of premiums and accretion of discounts on the effective interest method.

E.  Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days which the New York Stock Exchange (“NYSE”) is closed for trading.

F.  Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G.  Statement of Cash Flows – Pursuant to the Cash Flows Topic of the Codification, the Fund qualifies for an exemption from the requirement to provide a statement of cash flows and has elected not to provide a statement of cash flows.

3.  RELATED PARTY TRANSACTIONS

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, a unified management fee (accrued daily) based upon the average daily net assets of a Fund at the annual rate of 0.50%.

Under the Investment Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund except for the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

The Advisory Agreement continues in effect for an initial two year period, and from year to year thereafter only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Independent Trustees, who are not parties to the Advisory Agreement or interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of a Fund on not more than 60 days’, nor less than 30 days’, written notice to the Adviser when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Trustees, or by the Adviser on not more than 60 days’ written notice to the Trust, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser shall not be liable under such agreement for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”) acts as the Fund’s Administrator, transfer agent, and fund accountant. U.S. Bank N.A. (the

PANAGRAM BBB-B CLO ETF

Notes to the Financial Statements (Unaudited) – Continued
February 28, 2023

“Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. A trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. The Advisor has agreed to pay all expenses of the Fund’s Administrator, transfer agent, fund accountant and custodian in accordance with the Investment Advisory Agreement.

Quasar Distributors, LLC is the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser, Fund Services, or its affiliated companies.

4.  TAX FOOTNOTE

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of, and during the period ended February 28, 2023, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority and did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. The Fund is subject to examination by taxing authorities for the tax periods since the commencement of operations.

Distributions to Shareholders – The Fund intends to distribute all net investment income monthly and net realized gains at least annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

The tax character of distributions paid for the period ended February 28, 2023, were as follows:

Ordinary Income	Total Distributions Paid
$72,532	$72,532

5.  DISTRIBUTION FEES

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (“the Plan”). In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of the Fund’s average daily net assets each year for certain distribution-related activities. As authorized by the Board, no Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets. The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund.

PANAGRAM BBB-B CLO ETF

Notes to the Financial Statements (Unaudited) – Continued
February 28, 2023

6.  SHARE TRANSACTIONS

Shares of the Fund are listed and trade on the New York Stock Exchange. Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in blocks of 100,000 shares called “Creation Units.” Creation Units are issued and redeemed principally for cash, but may also be issued and redeemed in kind for securities held by or eligible to be held by the Fund. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $300, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the creation order costs associated with the order, or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee, payable to the Fund, may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees received by the Fund, if any, are displayed in the Capital Shares Transactions section of the Statements of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales (excluding short-term investments), creations in-kind and redemptions in-kind, by the Fund for the period ended February 23, 2023, were as follows:

	Purchases	Sales	Creations In-Kind	Redemptions In-Kind
U.S. Government	$—	$—	$—	$—
Other	$54,822,583	$—	$—	$—

8.  PRINCIPAL RISKS

CLO Risk – The risks of investing in CLO securities include both the credit risk associated with the underlying loans combined with the risks associated with the CLO structure governing the priority of payments (and any legal and counterparty risk associated with carrying out the priority of payments). This Fund intends to invest primarily in BBB and BB rated tranches (or equivalent ratings by a NRSRO); however, these ratings do not constitute a guarantee of credit quality and it’s possible that under stressed market environments these tranches could experience substantial losses due to actual defaults, write-downs of the equity or other subordinated tranches, increased sensitivity to defaults due to collateral default and impairment of subordinate tranches, market anticipation of defaults, and general market aversion to CLO securities as an asset class. In addition, these risks are heightened with respect to the below investment grade CLOs in which the Fund may significantly invest (up to 70% of the Fund’s total assets). The most

PANAGRAM BBB-B CLO ETF

Notes to the Financial Statements (Unaudited) – Continued
February 28, 2023

common risks associated with investing in CLOs are interest rate risk, credit risk, liquidity risk, prepayment risk (i.e., the risk that in a declining interest rate period CLO tranches could be refinanced or paid off prior to their maturities and the Fund would then have to reinvest the proceeds at a lower rate), and the risk of default of the underlying asset.

Mezzanine CLO Risk – The Fund intends to invest primarily in BBB and BB rated tranches of CLO securities that are subordinate to higher-rated tranches (e.g., tranches rated AAA+ through A-) in terms of payment priority. Subordinated (i.e., mezzanine) CLO tranches are subject to higher credit risk and liquidity risk relative to more senior CLO tranches. Mezzanine tranches may be of investment grade or non-investment grade quality, however, the Fund is expected to have significant exposure to below investment grade CLO tranches (up to 70% of its total assets). To the extent a CLO or its underlying loans experience default or are having difficulty making principal and/or interest payments, subordinate CLO tranches will be more likely to experience adverse impacts, and such impacts will be more severe, relative to more senior or higher-rated CLO securities, which in turn will adversely affect the performance of the Fund. Under certain circumstances, no payment of interest or principal can be made to a holder of a mezzanine CLO tranche until the interest or principal payments have been made in full to holders of the Senior tranches.

London Interbank Offered Rate (“LIBOR”) Risk – The CLO debt securities in which the Fund typically invests earn interest at, and obtain financing at, a floating rate, which has traditionally been based on LIBOR. Following the global financial crisis, regulators determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR was susceptible to manipulation. The replacement rate for U.S. Dollar LIBOR is the Secured Overnight Financing Rate (“SOFR”), which measures the cost of overnight borrowings through repurchase agreement transactions collateralized by U.S. Treasury securities. As of January 1, 2022, all new issue CLO securities utilize SOFR as the LIBOR replacement rate. For CLOs issued prior to 2022, the use of LIBOR is being phased out as loan portfolios transition to SOFR. Certain CLOs and senior secured loans held by CLOs have already transitioned to utilizing SOFR. The Fund will invest in CLOs issued prior to 2022 through the secondary market, some of which are still based on LIBOR, and there is risk associated with transitioning such securities from LIBOR to SOFR. To the extent that the replacement rate utilized for senior secured loans held by a CLO differs from the rate utilized by the CLO itself, there is a basis risk between the two rates (e.g., SOFR versus LIBOR). This means the CLO could experience an interest rate mismatch between its assets and liabilities, which could have an adverse impact on the cash flows distributed to CLO equity investors as well as the Fund’s net investment income and portfolio returns until such mismatch is corrected or minimized, which would be expected to occur when both the underlying senior secured loans and the CLO securities utilize the same rate. At this time, it is not possible to predict the full effects of the phasing out of LIBOR on U.S. senior secured loans, on CLO debt securities, and on the underlying assets of the specific CLOs in which the Fund invests.

Market Events Risk – One or more markets in which the Fund invests may go down in value, including the possibility that the markets will go down sharply and unpredictably. This may be due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world. The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 and subsequent efforts to contain its spread have resulted and may continue to result in, among other things, substantial market volatility and reduced liquidity in financial markets; exchange trading suspensions and closures; higher default rates; travel restrictions and disruptions; significant global disruptions to business operations and supply chains; lower consumer demand for goods and services; significant job losses and increasing unemployment; event and service cancellations and restrictions; significant challenges in healthcare service preparation and delivery; prolonged quarantines; and general concern and uncertainty. The impact of this pandemic and any other public health emergencies (such as any other epidemics or pandemics) that may arise in the future could adversely affect the economies of many nations or the

PANAGRAM BBB-B CLO ETF

Notes to the Financial Statements (Unaudited) – Continued
February 28, 2023

entire global economy and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways.

9.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of February 28, 2023, no individuals or entities, for the benefit of their customers, owned more than 25% of the outstanding shares of the Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or direction of management of the Fund.

10.  SUBSEQUENT EVENTS

On March 9, 2023, the Fund declared an ordinary income dividend of $0.16793265, payable on March 16, 2023, to shareholders of record on March 13, 2023.

On April 13, 2023, the Fund declared an ordinary income dividend of $0.25748029, payable on April 20, 2023, to shareholders of record on April 17, 2023.

Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued and has determined no additional items require recognition or disclosure.

PANAGRAM BBB-B CLO ETF

Board Consideration of Investment Advisory Agreement (Unaudited)
February 28, 2023

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Series Portfolios Trust (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must approve the investment advisory agreement for any new fund of the Trust.

In this regard, at a meeting held on October 26-27, 2022 (the “Meeting”), the Board, including the Independent Trustees, considered and unanimously approved an advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of its series, the Panagram BBB-B CLO ETF (the “Fund”) and Panagram Structured Asset Management, LLC (“Panagram”), for an initial two-year term. At the Meeting, the Board considered the factors and reached the conclusions described below in selecting Panagram to serve as the Fund’s investment adviser and approving the Advisory Agreement.

In advance of the Meeting, Panagram provided information to the Board in response to requests submitted to it by the Trust’s administrator, on behalf of the Trustees, to facilitate the Board’s evaluation of the terms of the Advisory Agreement. The information furnished by Panagram included materials describing, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by Panagram; (ii) the investment performance of the strategy to be used in managing the Fund; (iii) the Fund’s overall fees and operating expenses, including the proposed unified management fee payable to Panagram, compared with those of a peer group of registered funds; and (iv) potential “fall-out” benefits Panagram may receive based on its relationship with the Fund.

In considering and approving the Advisory Agreement, the Board considered the information it believed relevant, including, but not limited to, the information discussed below. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

The Independent Trustees were assisted in their evaluation of the Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Panagram, the interested trustee, and management. The following summarizes a number of relevant, but not necessarily all, factors considered by the Board in reaching its determination.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board received and considered various information regarding the nature, extent and quality of services to be provided to the Fund by Panagram under the Advisory Agreement. This information included, among other things, the qualifications, background, tenure and responsibilities of the portfolio managers who will be primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered information about Panagram’s plans with respect to the Fund’s investment process and portfolio strategy, the approach to security selection and the overall positioning of the Fund’s portfolio. In particular, the Board considered the Fund’s strategy of investing in collateralized loan obligations that are rated between BBB+ and B-. The Board also received and reviewed information about Panagram’s history and organizational structure and about the Fund’s portfolio managers, Mr. John Kim, Mr. Timothy Wickstrom and Ms. Olivia Briffault, noting the background and experience of each. The Board also noted it met with representatives from Panagram, Mr. Kim and Ms. Briffault, during a meeting of the Board held on July 26-27, 2022. The Board also considered Panagram’s trade execution capabilities and experience.

PANAGRAM BBB-B CLO ETF

Board Consideration of Investment Advisory Agreement (Unaudited) – Continued
February 28, 2023

The Board evaluated the ability of Panagram, based on attributes such as its financial condition, resources and reputation, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance program and compliance record of Panagram.

The Board considered the special attributes of the Fund as an exchange-traded fund (“ETF”) relative to a traditional mutual fund and the benefits that are expected to be realized from such a structure. The Board also considered the resources committed by Panagram to support the on-going operations of the Fund.

INVESTMENT PERFORMANCE

The Board reviewed Panagram’s process for identifying and selecting investments for inclusion in the Fund’s portfolio. The Board acknowledged that the Fund is newly formed and has no actual investment performance record, and that, as a newly formed investment adviser, Panagram also had no performance track record. The Board then reviewed the performance of the J.P. Morgan CLO High Quality Mezzanine Index, the proposed primary benchmark index for the Fund, for the one-year, three-year, five-year and ten-year periods ended December 31, 2021. The Board then noted that it would have the opportunity to review the Fund’s actual performance on an on-going basis after its launch and in connection with future reviews of the Advisory Agreement.

FUND EXPENSES AND INVESTMENT MANAGEMENT FEE RATE

The Board received and considered information regarding the Fund’s proposed management fee and anticipated total operating expense ratio.

The Board considered the Fund’s anticipated net expense ratio in comparison to the average and median ratios of funds in an expense group (the “Expense Group”) that was derived from information provided by Morningstar, Inc., an independent provider of investment company data, based on screening criteria applied by the Trust’s administrator in consultation with Panagram. The Board received a description of the methodology and screening criteria used by the Trust’s administrator to select the registered funds and share classes in the Expense Group. The Board considered the inherent limitations of comparisons to the Expense Group in light of uncertainty as to how the fees of other funds in the Expense Group are set and potentially material differences between the Fund and such other funds. The Board noted it would be able to reevaluate fees in the future in the context of future contract renewals.

The Board reviewed and considered the contractual investment management fee rate that would be payable by the Fund to Panagram for investment advisory services (the “Management Fee Rate”). Among other information reviewed by the Board was a comparison of the Management Fee Rate of the Fund with those of other funds in the Expense Group. The Board noted the Management Fee Rate of the Fund is lower than the Expense Group’s average and median rates. The Board also took into consideration the Fund’s “unified fee” structure, under which Panagram would, in addition to providing investment management services, bear the costs of various third-party services necessary for the Fund to operate. The Board considered that, other than the management fee, Panagram would pay all operating expenses of the Fund, except for certain costs such as interest, brokerage, acquired fund fees and expenses, extraordinary expenses, and, to the extent it is implemented, fees pursuant to a Distribution and/or Shareholder Servicing (12b-1) Plan.

The Board also received information regarding fees charged by Panagram to other types of clients with the same or similar strategies to those proposed for the Fund, and understood that, considering the services offered to the Fund, the fees charged to the Fund would be lower than, or in line with, other types of clients.

PANAGRAM BBB-B CLO ETF

Board Consideration of Investment Advisory Agreement (Unaudited) – Continued
February 28, 2023

Based on its consideration of the factors and information it deemed relevant, including those described above, the Board determined that the Management Fee Rate is reasonable in light of the services to be covered by the Advisory Agreement.

PROFITABILITY

The Board acknowledged that there is no actual information about Panagram’s profitability earned from the Fund but considered information about Panagram’s projected profitability based on a set of assumptions described to the Board. The Board noted that it would have an opportunity to review information about actual profitability earned from the Fund in the context of future contract renewals.

ECONOMIES OF SCALE

With respect to possible economies of scale, the Board considered that the Fund had not yet commenced operations and that Panagram did not present the Board with information regarding the extent to which economies of scale are expected to be realized as the assets of the Fund grow. The Board noted that the amount and structure of the Fund’s unified fee contemplates a sharing of economies of scale with Fund shareholders. The Board also considered that any reduction in fixed costs associated with the management of the Fund would benefit Panagram due to the unified fee structure of the Fund, but that the unified fee would protect shareholders from a rise in operating costs and/or a decline in Fund assets and is a transparent means of informing the Fund’s shareholders of the fees associated with the Fund. The Board noted that it would have an opportunity to consider economies of scale in the context of future contract renewals.

OTHER BENEFITS TO PANAGRAM

The Board received and considered information regarding potential “fall-out” or ancillary benefits to Panagram, as a result of its relationship with the Fund. Ancillary benefits could include, among others, benefits attributable to research credits generated by Fund portfolio transactions.

CONCLUSION

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, among other information and factors deemed relevant by the Board, the Board unanimously approved the Advisory Agreement for an initial two-year term.

PANAGRAM BBB-B CLO ETF

Additional Information (Unaudited)
February 28, 2023

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT, which is available on the SEC’s website at www.sec.gov. The Fund’s Part F of Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-800-617-0004.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-800-617-0004. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended February 28, is available (1) without charge, upon request, by calling 1-800-617-0004, or (2) on the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Funds trade on the exchange at a price about (i.e. at a premium) or below (i.e. at a discount) the NAV of the Funds are available, without charge on the Funds’ website at www.clozfund.com.

PANAGRAM BBB-B CLO ETF

Privacy Notice (Unaudited)

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker- dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

INVESTMENT ADVISER
Panagram Structured Asset Management, LLC
65 East 55th Street, 29th Floor
New York, NY 10022

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Goodwin Procter LLP
1900 N Street, NW
Washington, DC 20001

This report should be accompanied or preceded by a prospectus.
The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-800-617-0004.

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for Semi-Annual Reports.

Item 3. Audit Committee Financial Expert.

Not applicable for Semi-Annual Reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for Semi-Annual Reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for Semi-Annual Reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s [President/Principal Executive Office and Treasurer/Principal Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Series Portfolios Trust

By (Signature and Title)     /s/Ryan Roell
Ryan Roell, President

Date    5/4/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)     /s/ Ryan Roell
Ryan Roell, President

Date    5/4/2023

By (Signature and Title)     /s/ Cullen Small
Cullen Small, Principal Financial Officer

Date    5/4/2023